    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 9, 1996

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                        GULFSTREAM AEROSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                          3721                  13-3554834
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
     of incorporation or         Classification Code Number)     Identification
        organization)                                               Number)

                                 P.O. BOX 2206
                              500 GULFSTREAM ROAD
                          SAVANNAH, GEORGIA 31402-2206
                                 (912) 965-3000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                 CHRIS A. DAVIS
                        GULFSTREAM AEROSPACE CORPORATION
                                 P.O. BOX 2206
                              500 GULFSTREAM ROAD
                          SAVANNAH, GEORGIA 31402-2206
                                 (912) 965-3000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 --------------
    COPIES OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS SENT TO AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

          Lois Herzeca, Esq.                   Robert W. Reeder, III, Esq.
   FRIED, FRANK, HARRIS, SHRIVER &                 SULLIVAN & CROMWELL
               JACOBSON                              125 Broad Street
          One New York Plaza                  New York, New York 10004-2498
    New York, New York 10004-1980                     (212) 558-4000
            (212) 859-8000

                                 --------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                                 --------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-09897

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                                 --------------

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED MAXIMUM
               TITLE OF EACH CLASS OF                    AGGREGATE OFFERING          AMOUNT OF
             SECURITIES TO BE REGISTERED                    PRICE(1)(2)         REGISTRATION FEE(2)
Common Stock, par value $.01 per share...............       $170,000,000              $51,516

(1) A portion of the proposed maximum aggregate offering price represents shares that are to be offered outside of the United States but that may be resold from time to time in the United States. Such shares are not being registered for the purpose of sales outside the United States.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).

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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature page, and exhibit index, an opinion of counsel and an accountants' consent. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-09897) of Gulfstream Aerospace Corporation, including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of $170,000,000 aggregate offering price of Common Stock of Gulfstream Aerospace Corporation for sale in the offer referred to in the Initial Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, Gulfstream Aerospace Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Savannah and the State of Georgia on the 9th day of October, 1996.

                                          GULFSTREAM AEROSPACE CORPORATION

                                          By:         /s/ CHRIS A. DAVIS

                                             -----------------------------------
                                                       Chris A. Davis
                                                EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                 TITLE                                                      DATE
---------------------------------------                                                   ------------------------

                          *
    -------------------------------      Chairman of the Board; Director                      October 9, 1996
         Theodore J. Forstmann

                          *
    -------------------------------      President and Chief Operating Officer; Director      October 9, 1996
          Fred A. Breidenbach

          /s/ CHRIS A. DAVIS             Executive Vice President, Chief Financial
    -------------------------------       Officer (Principal Financial Officer and            October 9, 1996
            Chris A. Davis                Principal and Accounting Officer)

                          *
    -------------------------------      Director                                             October 9, 1996
         William R. Acquavella

                          *
    -------------------------------      Director                                             October 9, 1996
            Robert Anderson

                          *
    -------------------------------      Director                                             October 9, 1996
          Charlotte L. Beers

                          *
    -------------------------------      Director                                             October 9, 1996
          Thomas D. Bell, Jr.

                          *
    -------------------------------      Executive Vice President; Director                   October 9, 1996
          W.W. Boisture, Jr.

               SIGNATURE                 TITLE                                                      DATE
---------------------------------------                                                   ------------------------

                          *
    -------------------------------      Director                                             October 9, 1996
         Nicholas C. Forstmann

                          *
    -------------------------------      Director                                             October 9, 1996
           Sandra J. Horbach

                          *
    -------------------------------      Director                                             October 9, 1996
              Drew Lewis

                          *
    -------------------------------      Vice Chairman of the Board; Director                 October 9, 1996
             Bryan T. Moss

                          *
    -------------------------------      Director                                             October 9, 1996
           Allen E. Paulson

                          *
    -------------------------------      Director                                             October 9, 1996
            Roger S. Penske

                          *
    -------------------------------      Director                                             October 9, 1996
            Colin L. Powell

                          *
    -------------------------------      Director                                             October 9, 1996
             Gerard Roche

                          *
    -------------------------------      Director                                             October 9, 1996
          Donald H. Rumsfeld

                          *
    -------------------------------      Director                                             October 9, 1996
           George P. Shultz

                          *
    -------------------------------      Director                                             October 9, 1996
           Robert S. Strauss

        *By /s/ CHRIS A. DAVIS
        --------------------------
            CHRIS A. DAVIS
           ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

 EXHIBITS                                                                                                        PAGE
-----------                                                                                                    ---------
      5.1    --         Opinion of Fried, Frank, Harris, Shriver & Jacobson as to the validity of the securities being registered.
     23.1    --         Consent of Fried, Frank, Harris, Shriver & Jacobson (included in Exhibit 5.1).
     23.2    --         Consent of Deloitte & Touche LLP.
     23.3    --         Consent of Aviation Week Group (filed as Exhibit 23.3 to the Registration Statement on Form S-1 of the Gulfstream Aerospace Corporation (File No. 333-09897) and
                          incorporated herein by reference).
     24.1    --         Powers of Attorney (filed as Exhibit 23.4 to the Registration Statement on Form S-1
                          of Gulfstream Aerospace Corporation (File No. 333-09897) and incorporated herein by reference).